UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 7, 2007

CoBiz Inc.

(Exact name of registrant as specified in its charter)

Commission file number 001-15955

Colorado	84-0826324
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

821 17th Street
Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 293-2265

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 7, 2007, CoBiz Inc. issued a press release announcing that it’s Chairman and CEO, Steven Bangert, will be presenting at the Ninth Annual D.A. Davidson & Co. Financial Services Conference on Thursday, May 10, 2007 at 2:45 p.m. ET. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The presentation can be accessed over the Internet at http://www.wsw.com/webcast/dadco9/cobz/ live during the presentation or archived starting two hours after the presentation. A printable version of the slideshow presentation will also be available under the Investor Relations section of the Company’s website at www.cobizfinancial.com.

 Item 9.01. Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

99.1   Press release issued May 7, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CoBiz Inc.
(Registrant)

/s/ Lyne Andrich
Lyne Andrich

EVP & CFO
Date: May 07, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued May 7, 2007.